UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

First Connecticut Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Farm Glen Boulevard

Farmington, Connecticut

06032

(Address of principal executive offices)

(860) 676-4600

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

On October 1, 2018, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated June 18, 2018 (the “Merger Agreement”), by and between People’s United Financial, Inc. (“People’s United”) and First Connecticut Bancorp, Inc. (the “Company”), the merger of People’s United and the Company (the “Merger”), in which the Company merged with and into People’s United, with People’s United as the surviving corporation, became effective.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2018, pursuant to the terms and conditions of the Merger Agreement, the Merger was consummated. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of Company common stock, par value $0.01 per share (“First Connecticut Common Stock”), became entitled to receive 1.725 shares (the “Exchange Ratio”) of People’s United common stock, par value $0.01 per share (“People’s United Common Stock”), for each share of First Connecticut Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by the Company or otherwise owned by the Company or People’s United (with limited exceptions)), with cash payable in lieu of any fractional shares.

At the Effective Time, each option granted by the Company to purchase shares of First Connecticut Common Stock under the Company stock incentive plans that was outstanding and unexercised immediately prior to the Effective Time (the “First Connecticut Options”) that vested on or prior to the Effective Time (a “Vested First Connecticut Option”), was cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (i) the product of (A) the number of shares of First Connecticut Common Stock subject to such First Connecticut Option multiplied by (B) the excess, if any, of (1) the product of (x) the Exchange Ratio and (y) the People’s United Share Closing Price (as defined below) over (2) the exercise price per share of First Connecticut Common Stock of such First Connecticut Option, divided by (ii) $17.30, which is the average closing-sale price of the People’s United Common Stock for the five full trading days ending on the trading day immediately preceding October 1, 2018 (the “People’s United Share Closing Price”), net of applicable tax withholdings, with cash payable in lieu of any fractional shares. At the Effective Time, each First Connecticut Option that was not a Vested First Connecticut Option that was outstanding and unexercised immediately prior to the Effective Time (an “Unvested First Connecticut Option”) was cancelled, and in consideration of such cancellation, People’s United granted the holder of such Unvested First Connecticut Option a substitute option (a “Substitute Stock Option”) to acquire a number of shares of People’s United Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of First Connecticut Common Stock subject to such Unvested First Connecticut Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio at an exercise price per share of People’s United Common Stock (rounded up to the nearest whole cent) equal to (A) the per share exercise price for the shares of First Connecticut Common Stock purchasable pursuant to such First Connecticut Option divided by (B) the Exchange Ratio, and having the same vesting and exercise conditions as applicable, prior to the Effective Time, to such Unvested First Connecticut Option to which such Substitute Stock Option relates. In addition, at the Effective Time, each performance-based restricted stock unit that was granted by the Company under the Company stock incentive plans that was outstanding immediately prior to the Effective Time (the “First Connecticut PSUs”), whether or not then vested or free of conditions to payment, automatically and without any action on the part of the holder thereof, was cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of shares of First Connecticut Common Stock subject to such First Connecticut PSU at the target level of performance applicable to such First Connecticut PSU, as determined in accordance with the applicable award agreement pursuant to which such First Connecticut PSU was granted, multiplied by (ii) the Exchange Ratio, net of applicable tax withholdings, with cash payable in lieu of any fractional shares.

Furthermore, at the Effective Time, each other equity-based award that was outstanding immediately prior to the Effective Time and that was granted by the Company under the Company stock incentive plans that was not a First Connecticut Option or a First Connecticut PSU (the “Other First Connecticut Equity Awards”) that vested, by its terms, upon the Effective Time (a “Vested Other First Connecticut Equity Award”) was cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of shares of First Connecticut Common Stock subject to such Vested Other First Connecticut Equity Award multiplied by (ii) the Exchange Ratio, net of applicable tax withholdings, with cash payable in lieu of any fractional shares. In addition, at the Effective Time, each Other First Connecticut Equity Award that was not a Vested Other First Connecticut Equity Award that was outstanding immediately prior to the Effective Time (an “Unvested Other First Connecticut Equity Award”) was cancelled, and in consideration of such cancellation, People’s United granted the holder of such cancelled Unvested Other First Connecticut Equity Award a substitute equity award (a “Substitute Equity Award”) covering a number of shares of People’s United Common Stock (rounded to the nearest whole share, with 0.50 being rounded upward) equal to the product of (i) the number of shares of First Connecticut Common Stock subject to such Unvested Other First Connecticut Equity Award multiplied by (ii) the Exchange Ratio, and having the same vesting conditions applicable, prior to the Effective Time, to such Unvested Other First Connecticut Equity Award to which such Substitute Equity Award relates.

Immediately following the Merger, Farmington Bank, a Connecticut-chartered stock savings bank and a wholly-owned subsidiary of the Company, merged with and into People’s United Bank, National Association, a national banking association and a wholly-owned subsidiary of People’s United, with People’s United Bank, National Association as the surviving entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the Nasdaq Global Select Market (the “NASDAQ”) that as of October 1, 2018, each outstanding share of First Connecticut Common Stock was canceled and automatically converted into the right to receive the merger consideration (other than shares held in treasury by the Company or otherwise owned by the Company or People’s United (with limited exceptions)) and requested that the NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of First Connecticut Common Stock from the NASDAQ and the deregistration of such First Connecticut Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Trading of First Connecticut Common Stock on the NASDAQ was suspended after the closing of the NASDAQ on October 1, 2018. In addition, the Company intends to file with the SEC a certification on Form 15, requesting the termination of the registration of First Connecticut Common Stock under Section 12(g) of the Exchange Act, and that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of First Connecticut Common Stock issued and outstanding immediately prior to the effective time of the Merger ceased to have any rights as a stockholder of the Company other than the right to receive the merger consideration in accordance with the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in Item 2.01 and Item 5.02 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the amended and restated articles of incorporation of the Company and the amended and restated bylaws of the Company ceased to be in effect by operation of law. People’s United’s certificate of incorporation and bylaws in effect immediately prior to the Effective Time are the certificate of incorporation and bylaws of People’s United (as the surviving corporation in the Merger).

The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and between People’s United Financial, Inc. and First Connecticut Bancorp, Inc., dated June 18, 2018 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by First Connecticut Bancorp, Inc. on June 21, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE’S UNITED FINANCIAL, INC.
(as successor by merger to First Connecticut Bancorp, Inc.)

Date: October 1, 2018	By:	/s/ Robert E. Trautmann
Name: Robert E. Trautmann, Esq.
Title: Senior Executive Vice President and General Counsel